EXHIBIT 99.1

SanDisk Corporation
601 McCarthy Boulevard
Milpitas, CA 95035-7932
Phone: 408-801-1000
Fax: 408-801-8657

SANDISK ANNOUNCES FIRST QUARTER 2012 FINANCIAL RESULTS

Milpitas, CA, April 19, 2012 - SanDisk Corporation (NASDAQ:SNDK), a global leader in flash memory storage solutions, announced today results for the first quarter ended April 1, 2012. Total first quarter revenue of $1.21 billion declined 7% on a year-over-year basis and declined 24% on a sequential basis.

On a GAAP(1) basis, first quarter net income was $114 million, or $0.46 per diluted share, compared to net income of $224 million, or $0.92, per diluted share in the first quarter of fiscal 2011 and $281 million, or $1.14 per diluted share, in the fourth quarter of fiscal 2011.

On a non-GAAP(2) basis, first quarter net income was $156 million, or $0.63 per diluted share, compared to net income of $251 million, or $1.03 per diluted share, in the first quarter of fiscal 2011 and net income of $317 million, or $1.29 per diluted share, in the fourth quarter of fiscal 2011. For reconciliation of non-GAAP to GAAP results, see accompanying financial tables and footnotes.

“Our first quarter results were adversely impacted by lower-than-expected pricing and demand weakness in certain segments and we expect similar trends in the second quarter as well,” said Sanjay Mehrotra, president and chief executive officer. “We believe a seasonally stronger demand environment in the second half of the year, combined with our diversifying portfolio of mobile and SSD solutions, will allow us to deliver strong sequential revenue growth in the third and fourth quarters.”

FIRST QUARTER 2012 KEY FINANCIAL METRICS

Metric in millions of US$, except %	GAAP			Non-GAAP
	Q112	Q111	Q411	Q112	Q111	Q411
Revenue	$1,206	$1,294	$1,577	$1,206	$1,294	$1,577
Gross Profit % of revenue	$417 34.5%	$552 42.6%	$662 42.0%	$432 35.8%	$558 43.1%	$676 42.9%
Operating Income % of revenue	$192 15.9%	$349 27.0%	$416 26.4%	$227 18.8%	$369 28.5%	$449 28.5%

CONFERENCE CALL
SanDisk’s first quarter of fiscal 2012 conference call is scheduled for 2:00 P.M., Pacific Time, Thursday, April 19, 2012. The conference call will be webcast and can be accessed live, and throughout the quarter, at SanDisk’s website at http://www.sandisk.com/IR. To participate in the call via telephone, the dial-in number is 719-234-0008 and the dial-in password is 4015842. A copy of this press release will be furnished to the Securities and Exchange Commission on a current report on Form 8-K and will be posted to our website prior to the conference call.

FORWARD-LOOKING STATEMENTS
This news release contains certain forward-looking statements, including statements about our business prospects and our expectations regarding our business, financial results, and pricing, seasonality and demand trends for the second quarter and second half of fiscal 2012, including the potential benefits of our diversifying portfolio of mobile and SSD products, that are based on our current expectations and are subject to numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate and may significantly harm our business, financial condition and results of operations. Risks that may cause these forward-looking statements to be inaccurate include among others:

•	competitive pricing pressures, resulting in lower average selling prices and lower or negative product gross margins;

•	unpredictable or changing demand for our products, particularly for certain form factors, such as embedded flash memory, or capacities, or the mix of X2 and X3 technologies;

•
excess captive memory output or capacity which could result in write-downs for excess inventory, lower of cost or market charges, fixed costs associated with under-utilized capacity, or other consequences;

•	increased memory component and other costs as a result of currency exchange rate fluctuations to the U.S. dollar, particularly with respect to the Japanese yen;

•	lower than anticipated demand, including due to general economic weakness in our markets;

•	expansion of industry supply, including low-grade supply useable in limited markets, creating excess supply, causing our average selling prices to decline faster than our costs;

•
insufficient supply from captive flash memory sources, inability to obtain non-captive flash memory supply of the right product mix and quality in the time frame necessary to meet demand, or inability to realize a positive margin on non-captive purchases; and

•
the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our Annual Report on Form 10-K for the fiscal year ended January 1, 2012.

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.

(2)
Non-GAAP represents GAAP excluding the impact of share-based compensation expense, amortization of acquisition-related intangible assets, non-cash economic interest expense associated with the Company’s convertible debt and related tax adjustments.

ABOUT SANDISK
SanDisk Corporation is a global leader in flash memory storage solutions, from research and development, product design and manufacturing to branding and distribution for OEM and retail channels. Since 1988, SanDisk’s innovations in flash memory and storage system technologies have provided customers with new and transformational digital experiences. SanDisk’s diverse product portfolio includes flash memory cards and embedded solutions used in smart phones, tablets, digital cameras, camcorders, digital media players and other consumer electronic devices, as well as USB flash drives and solid-state drives (SSD) for the computing and enterprise markets. SanDisk’s products are used by consumers and enterprise customers around the world.

SanDisk is a Silicon Valley-based S&P 500 and Fortune 500 company, with more than half its sales outside the United States. For more information, visit www.sandisk.com.

SanDisk and the SanDisk logo are trademarks of SanDisk Corporation, registered in the United States and other countries. Other brand names mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

CONTACT:	Investor Contact:	Media Contact:
	Jay Iyer	Lee Flanagin
	(408) 801-2067	(408) 801-2463

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended
	April 1, 2012	April 3, 2011
Revenues:
Product	$1,106,422	$1,210,247
License and royalty	99,139	83,953
Total revenues	1,205,561	1,294,200

Cost of product revenues	775,320	737,492
Amortization of acquisition-related intangible assets	13,731	5,116
Total cost of product revenues	789,051	742,608
Gross profit	416,510	551,592

Operating expenses:
Research and development	140,957	119,542
Sales and marketing	49,035	47,457
General and administrative	32,591	35,299
Amortization of acquisition-related intangible assets	2,063	—
Total operating expenses	224,646	202,298
Operating income	191,864	349,294
Other income (expense)	(25,316)	(18,366)
Income before income taxes	166,548	330,928
Provision for income taxes	52,163	106,804
Net income	$114,385	$224,124

Net income per share:
Basic	$0.47	$0.94
Diluted	$0.46	$0.92

Shares used in computing net income per share:
Basic	242,883	237,473
Diluted	247,102	243,404

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)
(in thousands, except per share data, unaudited)

	Three months ended
	April 1, 2012	April 3, 2011
SUMMARY RECONCILIATION OF NET INCOME
GAAP NET INCOME	$114,385	$224,124
Share-based compensation (a)	19,080	14,591
Amortization of acquisition-related intangible assets (b)	15,794	5,116
Convertible debt interest (c)	21,887	23,365
Income tax adjustments (d)	(14,830)	(16,616)
NON-GAAP NET INCOME	$156,316	$250,580

GAAP COST OF PRODUCT REVENUES	$789,051	$742,608
Share-based compensation (a)	(1,537)	(943)
Amortization of acquisition-related intangible assets (b)	(13,731)	(5,116)
NON-GAAP COST OF PRODUCT REVENUES	$773,783	$736,549

GAAP GROSS PROFIT	$416,510	$551,592
Share-based compensation (a)	1,537	943
Amortization of acquisition-related intangible assets (b)	13,731	5,116
NON-GAAP GROSS PROFIT	$431,778	$557,651

GAAP RESEARCH AND DEVELOPMENT EXPENSES	$140,957	$119,542
Share-based compensation (a)	(10,027)	(7,244)
NON-GAAP RESEARCH AND DEVELOPMENT EXPENSES	$130,930	$112,298

GAAP SALES AND MARKETING EXPENSES	$49,035	$47,457
Share-based compensation (a)	(3,629)	(2,174)
NON-GAAP SALES AND MARKETING EXPENSES	$45,406	$45,283

GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$32,591	$35,299
Share-based compensation (a)	(3,887)	(4,230)
NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$28,704	$31,069

GAAP TOTAL OPERATING EXPENSES	$224,646	$202,298
Share-based compensation (a)	(17,543)	(13,648)
Amortization of acquisition-related intangible assets (b)	(2,063)	—
NON-GAAP TOTAL OPERATING EXPENSES	$205,040	$188,650

GAAP OPERATING INCOME	$191,864	$349,294
Cost of product revenues adjustments (a) (b)	15,268	6,059
Operating expense adjustments (a) (b)	19,606	13,648
NON-GAAP OPERATING INCOME	$226,738	$369,001

GAAP OTHER INCOME (EXPENSE)	$(25,316)	$(18,366)
Convertible debt interest (c)	21,887	23,365
NON-GAAP OTHER INCOME (EXPENSE)	$(3,429)	$4,999

GAAP NET INCOME	$114,385	$224,124
Cost of product revenues adjustments (a) (b)	15,268	6,059
Operating expense adjustments (a) (b)	19,606	13,648
Convertible debt interest (c)	21,887	23,365
Income tax adjustments (d)	(14,830)	(16,616)
NON-GAAP NET INCOME	$156,316	$250,580

Diluted net income per share:
GAAP	$0.46	$0.92
Non-GAAP	$0.63	$1.03

Shares used in computing diluted net income per share:
GAAP	247,102	243,404
Non-GAAP	247,192	243,441

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)

(1)
To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income and net income per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain expenses, gains and losses that we believe are not indicative of our core operating results and because it is consistent with the financial models and estimates published by many analysts who follow the Company. For example, because the non-GAAP results exclude the expenses we recorded for share-based compensation, amortization of acquisition-related intangible assets related to acquisitions of Matrix Semiconductor, Inc. in January 2006, Pliant Technology, Inc. in May 2011 and FlashSoft Corporation in February 2012, non-cash economic interest expense associated with the convertible debt and related tax adjustments, we believe the inclusion of non-GAAP financial measures provide consistency in our financial reporting. These non-GAAP results are some of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. Further, management uses non-GAAP information that excludes certain non-cash charges, such as amortization of purchased intangible assets, share-based compensation, non-cash economic interest expense associated with our convertible debt and related tax adjustments, as these non-GAAP charges do not reflect the cash operating results of the business or the ongoing results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies.

(a)	Share-based compensation expense.

(b)
Amortization of acquisition-related intangible assets, primarily core technology, developed technology, customer relationships and trademarks related to the acquisitions of Matrix Semiconductor, Inc. (January 2006), Pliant Technology, Inc. (May 2011) and FlashSoft Corporation (February 2012).

(c)	Incremental interest expense relating to the non-cash economic interest expense associated with the Company’s 1% Sr. Convertible Notes due 2013 and 1.5% Sr. Convertible Notes due 2017.

(d)	Income taxes associated with certain non-GAAP to GAAP adjustments.

SanDisk Corporation
Preliminary Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	April 1, 2012	January 1, 2012
ASSETS
Current assets:
Cash and cash equivalents	$1,093,263	$1,167,496
Short-term marketable securities	1,575,339	1,681,492
Accounts receivable from product revenues, net	362,580	521,763
Inventory	764,003	678,382
Deferred taxes	97,202	100,409
Other current assets	192,159	206,419
Total current assets	4,084,546	4,355,961
Long-term marketable securities	2,803,622	2,766,263
Property and equipment, net	453,032	344,897
Notes receivable and investments in Flash Ventures	1,821,841	1,943,295
Deferred taxes	190,353	199,027
Goodwill	197,669	154,899
Intangible assets, net	287,794	287,691
Other non-current assets	173,250	122,615
Total assets	$10,012,107	$10,174,648

LIABILITIES
Current liabilities:
Accounts payable trade	$224,290	$258,583
Accounts payable to related parties	201,072	276,275
Other current accrued liabilities	299,394	337,517
Deferred income on shipments to distributors and retailers and deferred revenue	179,375	220,999
Total current liabilities	904,131	1,093,374
Convertible long-term debt	1,627,234	1,604,911
Non-current liabilities	451,781	415,524
Total liabilities	2,983,146	3,113,809

EQUITY
Stockholders’ equity:
Common stock	4,988,521	4,934,808
Retained earnings	1,870,356	1,796,849
Accumulated other comprehensive income	173,758	332,701
Total stockholders’ equity	7,032,635	7,064,358
Non-controlling interests	(3,674)	(3,519)
Total equity	7,028,961	7,060,839
Total liabilities and equity	$10,012,107	$10,174,648

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended
	April 1, 2012	April 3, 2011
Cash flows from operating activities:
Net income	$114,385	$224,124
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred taxes	5,503	6,174
Depreciation	33,178	29,775
Amortization	45,146	32,839
Provision for doubtful accounts	(1,285)	(2,745)
Share-based compensation expense	19,080	14,591
Excess tax benefit from share-based compensation	(8,597)	(6,412)
Impairment, restructuring and other	(5,454)	(13,177)
Other non-operating	29,662	20,448
Changes in operating assets and liabilities:
Accounts receivable from product revenues	160,474	131,464
Inventory	(85,212)	16,379
Other assets	65,706	(23,749)
Accounts payable trade	(34,293)	(36,309)
Accounts payable to related parties	(75,203)	(30,496)
Other liabilities	(195,916)	35,733
Total adjustments	(47,211)	174,515
Net cash provided by operating activities	67,174	398,639

Cash flows from investing activities:
Purchases of short and long-term marketable securities	(756,357)	(637,501)
Proceeds from sale of short and long-term marketable securities	625,736	497,603
Proceeds from maturities of short and long-term marketable securities	192,842	117,240
Acquisition of property, land and equipment	(144,218)	(33,745)
Investment in Flash Ventures	(12,526)	(61)
Notes receivable issuance to Flash Ventures	(51,130)	(213,951)
Notes receivable proceeds from Flash Ventures	63,833	85,096
Purchased technology and other assets	(28)	(100,000)
Acquisitions, net of cash acquired	(54,538)	(15,000)
Net cash used in investing activities	(136,386)	(300,319)

Cash flows from financing activities:
Proceeds from employee stock programs	45,318	42,148
Excess tax benefit from share-based compensation	8,597	6,412
Share repurchase program	(60,911)	—
Net cash received in settlement of stock repurchase contracts	1,142	—
Net cash provided by (used in) financing activities	(5,854)	48,560
Effect of changes in foreign currency exchange rates on cash	833	(1,579)
Net increase (decrease) in cash and cash equivalents	(74,233)	145,301
Cash and cash equivalents at beginning of period	1,167,496	829,149
Cash and cash equivalents at end of period	$1,093,263	$974,450